                                                Confidential Treatment Requested

                             PUMA TECHNOLOGY, INC.
                           SOFTWARE LICENSE AGREEMENT

Toshiba Information                                  Puma Technology Information
- -------------------                                  ---------------------------

Toshiba Corporation                                  Puma Technology, Inc.


1-1, Shibaura 1-chome,                               3375 Scott Blvd., Suite 300


Minato-ku, Tokyo 105-01 JAPAN                        Santa Clara, CA 95054


Tel: 81-3-3457-2386                                  Tel: (408) 987-0200
Fax: 81-3-5444-9214                                  Fax: (408) 970-8750


Contact Representative:                              Contract Representative:
Mr. Masayuki Miyanaga                                Mr. Bradley  Rowe


This Agreement is entered into by and between Puma Technology, Inc. ("Puma") and Toshiba Corporation ("Toshiba") as of the date executed by both parties ("Effective Date"). Puma agrees to grant Toshiba certain licenses to the Licensed Software set forth in EXHIBIT A of this Agreement, subject to the License Agreement Terms and Conditions attached and the Exhibits set forth below.

EXHIBITS:

       Exhibit A - Licensed Software; Software Documentation; Subsidiaries; Support and Training Responsibilities

       Exhibit B - Per Unit Royalty Pricing; Guaranteed Minimum Payment; Payment Terms; Minimum Value of Agreement


BOTH PARTIES ACKNOWLEDGE HAVING READ THE TERMS AND CONDITIONS SET FORTH ON THIS FACING PAGE AND THE AGREEMENT ATTACHED HERETO, UNDERSTAND ALL SUCH TERMS AND CONDITIONS, AND AGREE TO BE BOUND THEREBY.

          TOSHIBA                       PUMA TECHNOLOGY, INC.

By: /s/S. Yamashita                          By: /s/Bradley A. Rowe
   ------------------------------               ----------------------------
       S. Yamashita                            Bradley A. Rowe

General Manager, Legal Affairs Division      President & CEO


Date: MAY 30 1995                            Date: 5/24/95
     -----------------------------                ---------------------------

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                              PUMA TECHNOLOGY, INC.

                 SOFTWARE LICENSE AGREEMENT TERMS AND CONDITIONS


1.     DEFINITIONS

       1.1          SYSTEM UNIT.                   "System Unit" shall mean
either i.) the single user system product consisting of a single central processing unit, ii.) the PCMCIA card containing an infrared transceiver, or iii.) the infrared expansion unit containing an infrared transceiver which is intended to be added onto a personal computer. System Unit is marketed and distributed under Toshiba's trademark(s) or product name(s).

       1.2          SOFTWARE DOCUMENTATION.        "Software Documentation"
shall mean the information, in written form, regarding the executable code version of the Licensed Software supplied by Puma and reprinted by Toshiba as specified in Exhibit A.

       1.3          LICENSED SOFTWARE.             "Licensed Software" shall
mean the Puma software in executable code form, specified on Exhibit A, and all modifications to such Licensed Software, if any, supplied by Puma to Toshiba under this Agreement.

       1.4          SUBSIDIARY.                    "Subsidiary" shall mean any
corporation, company or entity in which fifty percent (50%) or more of the outstanding shares of stock entitled to vote for the election of directors are owned or controlled, directly or indirectly, by a party. Subsidiaries shall mean those Subsidiaries specified on Exhibit A.

       1.5          PRELOAD OR PRELOADING.         "Preload" or "Preloading"
refers to the act of reproducing and installing a single copy of Licensed Software onto the hard disk drive which is inside of System Unit. Preload also includes the reproduction and inclusion of Software Documentation with the System Unit.

       1.6          BUNDLE OR BUNDLING.            "Bundle" or "Bundling" refers
to the act of including an installation diskette of the Licensed Software with System Unit, which is intended for end user to install onto his personal computer and/or System Unit. Bundle also includes the reproduction and inclusion of Software Documentation with the System Unit.

       1.7          UNIT.                          "Unit" shall mean a single
copy of the Licensed Software.

       1.8          PER UNIT ROYALTY.              "Per Unit Royalty" shall mean
the royalty price paid by Toshiba to Puma for each Unit which is Preloaded or Bundled into or with a System Unit or otherwise copied, produced, or reproduced by Toshiba subject to the terms of this Agreement.

2.     LICENSE AND LICENSE FEES

       2.1          OBJECT LICENSE.                As of the Effective Date Puma
grants to Toshiba a non-exclusive, non transferable, worldwide license to copy the Licensed Software

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(executable code form only) and to distribute the Licensed Software directly to customers, or through its Subsidiaries or distribution network only when Licensed Software is Preloaded and/or Bundled into System Unit as set forth in
Section 1.1 and under the terms of this Agreement.

       2.2          NO SUBLICENSE.                 Toshiba shall not have a
right to grant any license or sublicense to any third party (including, without limitation, any subsidiaries not listed on Exhibit A) to use the Licensed Software for any purpose, except a sublicense to use the copy produced and distributed by Toshiba as set forth in Section 2.1.

       2.3          MODIFICATIONS.                 Toshiba shall have no right
to modify all or any part of the Licensed Software. Toshiba agrees not to take any actions, such as reverse assembly or reverse compilation, to derive a source code equivalent to the Licensed Software.

       2.4          LICENSE FEES.                  Toshiba agrees to pay Puma
the fees shown in Exhibit B for the rights granted by this Agreement. Within forty-five (45) days following the end of each calendar quarter during the term of this Agreement in which Toshiba produces System Unit, which incorporates the Licensed Software, Toshiba shall account to Puma for the Per Unit Royalties due as set forth in Exhibit B , based upon production totals for System Units for that quarter. Toshiba shall provide Puma with a written report that reflects the facts or basis upon which the total Per Unit Royalties due was calculated. For purposes of this Agreement, production occurs when System Units are [***] by Toshiba. Toshiba shall retain such books and records during the term of this Agreement and for a period of three
(3) years after each transaction.

       2.5          PAYMENTS.                      All payments made are non-
refundable unless provided for specifically in this Agreement. All payments shall be in U.S. Dollars and be made by telephone transfer directly to Puma's bank account as follows:

                    Silicon Valley Bank
                    3000 Lakeside Drive
                    Santa Clara, CA 95054
                    ABA # 121140399 for benefit of Puma Technology, Inc. Account # 035175-3570

The amounts indicated on Exhibit B for payments do not include any federal, state, local or other governmental taxes, excise taxes, tariffs or other governmental charges that may be imposed on sale, transportation, production, storage or export of the Licensed Software. Toshiba shall pay any and all such taxes and charges (other than taxes imposed upon or measured by Puma's net income) and Puma, its agents and distributors shall have no liability therefor. Notwithstanding the above, the ten percent (10%) income tax provided for under the Japan/USA Tax Treaty upon Puma's income arising out of this Agreement shall be withheld by Toshiba from all royalty payments described in this Agreement. Toshiba shall provide Puma with a tax certificate form from the competent Japanese tax authority establishing the fact that the tax has been withheld by Toshiba and paid to the competent Japanese tax Authority, so as to avoid double taxation.


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                                          [***] Confidential Treatment Requested

3.     DELIVERY

       3.1 DELIVERY OF LICENSED SOFTWARE. Within five business days after execution of this Agreement, Puma shall deliver the Licensed Software, contained upon a master diskette(s) and the Software Documentation in both written and electronic form to Toshiba.

       3.2          ACCEPTANCE.                    The Licensed Software will be
deemed accepted by Toshiba if Puma is not notified of any errors in writing within thirty (30) business days after delivery of the Licensed Software to Toshiba. In the event Toshiba notifies Puma of such errors, Toshiba shall return the Licensed Software to Puma in the manner specified by Puma. Puma shall, at its option, repair or replace the Licensed Software, as soon as commercially practicable, but no later than sixty (60) days after the return of the Licensed Software to Puma. Acceptance of the repaired or replaced Licensed Software will be subject to the same procedures.


4.     AUDIT; TAXES

       4.1          AUDIT.                         Toshiba shall maintain at
Toshiba's principal office Toshiba's usual records relating to the Licensed Software as shall be sufficient to confirm Toshiba's compliance with this Agreement. Toshiba shall permit a mutually agreed upon certified public accountant to audit such books and records as may reasonably be required to verify compliance with this Agreement, at such times as Puma may reasonably request, upon reasonable written notice. Puma shall pay the cost of audits unless the number of copies of Licensed Software exceeds the number of units of System Unit manufactured by Toshiba by more than two percent (2%), in which event Toshiba shall reimburse Puma for the cost of such audits in addition to all other amounts to which Puma may be legally entitled as a result of such unauthorized copies. Audits shall not unreasonably interfere with Toshiba's business activities and shall not be conducted more than once in any twelve month period so long as the number of copies of Licensed Software does not exceed the number of System Units manufactured by Toshiba during the session in which case the number of allowed audits during this period will be determined at the sole discretion of Puma.

5.     PROPRIETARY OWNERSHIP RIGHTS

       5.1          OWNERSHIP.                     Puma shall retain all
ownership, right, title and interest in and to all current and hereafter existing revisions of or modifications to the Licensed Software (including all copies made hereunder).

       5.2          COPYRIGHT NOTICES.             All copies of the Licensed
Software made by Toshiba shall contain Puma's copyright notice and Toshiba shall not remove any copyright notices contained in the Licensed Software. The copyright notice shall be visibly displayed when Licensed Software is initialized. No other copyright notice shall appear in, or be associated with, the Licensed Software.

       5.3          TRADEMARKS.                    Except as specified or
required by this Agreement and its Exhibits, neither party may use the other's name, logo or trademarks without the other party's prior written consent except as required by this Agreement.


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       5.4          NO ASSERTION.                  Toshiba hereby expressly
acknowledges and affirms Puma's ownership in the Licensed Software as set forth in Section 5.1 above.

6.     WARRANTY

       6.1          LIMITED WARRANTY.              Puma warrants that the media
upon which the Licensed Software is placed by Puma will be free from defects in workmanship and materials, and that the Licensed Software will meet the stated specifications in the Software Documentation. Puma does not warrant or claim that the software will run error free. If Toshiba finds any errors or failure of the Licensed Software to meet such specifications and provides Puma with a written report thereof, as Toshiba's sole remedy, Puma will use its best efforts to correct such errors. Puma's warranty and obligation with respect to the Licensed Software shall extend for a period of ninety (90) days from the date the Licensed Software is delivered to Toshiba and is solely for the benefit of Toshiba. Toshiba has no authority to extend this warranty to any other person. This warranty shall not apply to any Licensed Software which has been i.) repaired, altered or installed, other than by Puma, ii.) subject to misuse, mishandling, neglect or accident, or iii.) not maintained in accordance with handling or operating instructions supplied by Puma.

       6.2          WARRANTY EXCLUSION.            EXCEPT AS PROVIDED IN SECTION
6.1, PUMA MAKES NO WARRANTY OF ANY KIND WITH REGARD TO THE LICENSED SOFTWARE. PUMA EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE.

7.     this section intentionally left blank

8.     LIMITATION OF LIABILITY

       8.1          LIMITATION.                    IN NO EVENT SHALL EITHER
PARTY BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES ARISING UNDER THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL ANY DAMAGES ATTRIBUTABLE TO EITHER PARTY EXCEED THE AMOUNT OF PAYMENTS MADE TO PUMA UNDER THIS AGREEMENT.

       8.2          FORCE MAJEURE.                 Except for payment of moneys
due under this Agreement, nonperformance of either party shall be excused to the extent that performance is rendered impossible by fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party.

9.     PROPRIETARY RIGHTS INDEMNIFICATION

       9.1          REPRESENTATIONS.               Puma represents that it has
the right to grant the license hereunder and that it has no knowledge of any facts which might lead to a claim of infringement of any patent of the United States, European Countries, or Japan, or copyright or trade secret of any third party as a result of the license to the Licensed Software granted by this


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Agreement.  Should Licensed Software become or be likely to become the subject of a claim of infringement of such intellectual property of a third party, Puma, at its option may either i.) procure for Toshiba, at no additional cost to Toshiba, the right to continue to use the Licensed Software, ii.) replace or modify the Licensed Software, at no additional cost to Toshiba, to make the Licensed Software non-infringing, or iii.) terminate the license to use such Licensed Software and refund to Toshiba amounts that Toshiba refunds to its customers for such Licensed Software due to the claim of infringement.

       9.2          INDEMNITY.                     Puma assumes no liability for
i.) any combination of the Licensed Software with other software not supplied by Puma; or ii.) the modification of the Licensed Software, unless such modification was made by Puma pursuant to specifications and designs drafted by Puma.

       9.3          EXCLUSIVE REMEDY.              THE FOREGOING PROVISIONS OF
THIS SECTION 9 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF EACH PARTY AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO ANY ALLEGED INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT BY THE LICENSED SOFTWARE.

10.    CONFIDENTIALITY

       10.1         CONFIDENTIAL INFORMATION.      "Confidential Information"
means any information, technical data, or know-how, related to any aspect of either party's business, including, but not limited to, research, products, proposals, software, services, development, inventions, processes, designs, drawings, engineering, marketing, customer lists and finances, which is disclosed by one party to the other i.) in writing; ii.) orally, provided that the disclosing party will make reasonable commercial efforts to confirm the confidential nature of the information within thirty (30) days of its disclosure; iii.) by drawings or plans; or iv.) by inspection of products, materials, parts or equipment. In all cases "Confidential Information" shall be designated as confidential in a written notification or confirmation on its disclosure.

       10.2         EXCLUSION.                     "Confidential Information"
does not include any such information, technical data, or know-how which: i.) is or becomes publicly available without breach of this Agreement by the party receiving the Confidential Information; ii.) is released for disclosure by the disclosing party with its written consent; iii.) is known by the receiving party prior to the disclosure; iv.) is rightly received by the receiving party from a third party without confidential limitations; v.) is hereafter disclosed to a third party without restriction on disclosure; or vi.) is independently developed by the receiving party's employees not having access to such information. The receiving party shall bear the burden of proof for such exclusions.

       10.3         RESTRICTIONS.                  Each party, for a period of
three (3) years following the termination of this Agreement i.) agrees not to disclose Confidential Information given to it by the other party to any person, real or legal, except as necessary for the other party to perform its obligation under this Agreement or as required by court order; ii.) shall require its employees having access to Confidential Information and any third party to whom disclosure of Confidential Information is necessary to sign a confidentiality agreement containing provisions similar to this Agreement; iii.) shall exercise the same degree of care to safeguard the confidentiality of such Confidential Information as it would exercise in protecting


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the confidentiality of similar property of its own (but in no event less than is standard in the industry); and iv.) agrees to use its diligent efforts to prevent inadvertent or unauthorized disclosure, publication or dissemination of any Confidential Information.

       10.4         UNAUTHORIZED DISCLOSURES.      Each party shall notify the
other of any actual or suspected unauthorized use or disclosure of Confidential Information or infringement of any of either party's proprietary rights of which such party has knowledge and will reasonably cooperate with the other party in the investigation and prosecution of such unauthorized use, disclosure or infringement.

11.    TERM; TERMINATION

       11.1         TERM.                          This Agreement shall commence
on the Effective Date and continue for one (1) year after such date, unless earlier terminated under this Section 11. This Agreement will automatically renew for additional one (1) year terms unless either of the parties provides written notice to the other party of its intention not to renew at least ninety
(90) days prior to the end of the then current term.

       11.2         TERMINATION FOR CAUSE.         If either party defaults in
the performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days, then the Agreement shall automatically terminate at the end of such period. Any breach of the provisions in Sections 2.1, 2.2, 2.3, or 5.2 by Toshiba will be considered breaches which cannot be cured and may be the basis for the automatic termination of this Agreement.

       11.3         BANKRUPTCY.                    If either party files a
petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against either party and such petition is not discharged within sixty (60) days of such filing, or if either party becomes insolvent, or makes an assignment for the benefit or creditors or an arrangement pursuant to any bankruptcy law, or if either party discontinues its business or if a receiver is appointed for it or its business, this Agreement shall automatically terminate without any notice whatsoever being necessary.

       11.4         SURVIVAL                       The obligations under
Sections 4, 5, 6, 8, 9, 10, and the relevant portions of Sections 11 and 12, shall survive any termination of this Agreement.

       11.5         TERMINATION EFFECT             Within thirty (30) days after
the termination of this Agreement, upon written request, each party shall return to the other party any item embodying any Confidential Information of the other party which may be entrusted to or created by such party. Toshiba shall return to Puma the master copy of the Licensed Software, the Software Documentation, and any other materials delivered to Toshiba by Puma. Unless this Agreement was terminated by Puma for cause under Section 11.2, any Licensed Software in Toshiba's inventory on the effective date of termination may be disposed of by Toshiba within a period of ninety (90) days after such date. Termination of this Agreement for any reason shall not affect the rights of any end user to use the Licensed Software under any sublicense granted in accordance with this Agreement.


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       11.6         ADDITIONAL REMEDIES.           Except as expressly limited
by this Agreement, termination of this Agreement shall be without prejudice to any other remedy which may be available to a party due to default of this Agreement. Violation of obligations under this Agreement may cause irreparable harm and damage which may not be recovered at law, and remedies for breach of this Agreement may be awarded in equity through injunctive relief.

12.    MISCELLANEOUS

       12.1         RELATIONSHIP.                  The relationship between
parties shall be that of independent contractors. Nothing contained herein shall be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party shall have the rights, power of authority to create any obligation, express or implied, on behalf of the other.

       12.2         GOVERNING LAW.                 This Agreement shall be
governed in all respects by the substantive laws of the State of California, United States of America, exclusive of its conflicts of laws rules, as applied to agreements entered into in California between California residents.

       12.3         JURISDICTION VENUE.            The parties expressly
stipulate that all litigation under this Agreement shall be brought in the state courts of the County of Santa Clara, California, or in the U.S. District Court of the Northern District of California.

       12.4         ATTORNEY'S FEES.               In the event of any
litigation or arbitration by the parties under this Agreement, the prevailing party shall be entitled to costs and reasonable attorney's fees.

       12.5         ASSIGNMENT.                    Neither party shall assign or
otherwise transfer any of its rights, obligations or licenses hereunder without the prior written the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties.

       12.6         WAIVER.                        Failure by any party to
enforce any of its rights under this Agreement shall not be deemed a waiver of any right which that party has under this Agreement.

       12.7         NOTICES.                       All notices, requests,
consents and other communications hereunder shall be in writing and delivered personally, by mail or by facsimile (with facsimiles to be promptly confirmed in writing). All such written communications delivered by mail shall be mailed, postage prepaid, either by certified or registered, first-class mail to the parties at their respective addresses as set forth on the facing page of this Agreement, subject to the right of either party to change its address by delivering written notice to the other. Such notices shall be deemed to be effective upon two (2) business days following the date of mailing or upon receipt if by facsimile or personal delivery.

       12.8         SEVERABILITY.                  Should any provisions of this
Agreement contravene any law or valid regulation of any government having jurisdiction over the parties, then such provision shall be automatically terminated and performance thereof by the parties waived, and all other provisions of this Agreement shall continue in full force and effect.


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       12.9         EXPORT COMPLIANCE.             Toshiba shall not export,
directly or indirectly, any Licensed Software to any country for which United States' laws or regulations require an export license or other governmental
approval, without first obtaining such license or approval.   Toshiba hereby
agrees to indemnify and hold Puma harmless from and against any losses, damages, penalties or causes of action resulting from a violation of this Section.

       12.10 GOVERNMENT RESTRICTED RIGHTS. The Licensed Software is subject to restricted rights as follows. For units of the DoD: Use duplication or disclosure by the government is subject to restrictions as set forth in subparagraph (c)(1)ii.) of the Rights in Technical Data and Computer Software clause at 252.227-7013. Puma Technology, Inc., 2041 Mission College Blvd., Suite 200, Santa Clara, CA 95054. For Civilian Agencies: Use, reproduction, or disclosure is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer Software-Restricted Rights clause at 52.227-19 and the limitations set forth in Puma's standard commercial agreement for this Licensed Software. Unpublished - rights reserved under the copyright laws of the United States.

       12.11        TOSHIBA'S EXPENSES.            Costs and expenses incurred
by Toshiba relating to its marketing, distribution, promotion and advertising of the System Unit or the object code or executable code versions of the Licensed Software, or any other costs not agreed upon specifically in writing, shall be the express responsibility of Toshiba.

       12.12        ENTIRE AGREEMENT; AMENDMENT.   This Agreement (including
facing page and all Exhibits) reflects the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior agreements between the parties, whether written or oral. This Agreement shall not be amended, altered or changed, except by written agreement signed by both parties. This agreement is executed in the English language.


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

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT A


LICENSED SOFTWARE:
TranXit-TM- 1.0 and, upon availability by Puma, TranXit-TM- 2.0 file transfer software (collectively "TranXit"), in executable code form, as defined by the feature set listed below, and including all modifications and updates thereof, designated by Puma as a positive increase in either the tenths digit or hundredths digit after the decimal point. Both parties expressly understand and agree that these specific versions of TranXit, supplied to Toshiba by Puma under this Agreement, are for Preloading and/or Bundling only and are distinguished from the retail version of TranXit ("TranXit PowerPro-TM-"), which is intended for sale directly to end users, and are further distinguished by a different set of features determined at Puma's sole discretion.

     TRANXIT 1.0 /2.0 FEATURE SET
     -    [***]

     TRANXIT POWERPRO FEATURES (TENTATIVE LIST)
     -    [***]

Upon production availability by Puma, Toshiba may, at its option, convert all or part of its Preloads from TranXit 1.0 to TranXit 2.0. Toshiba may also provide field upgrades for such end users of TranXit 1.0 to TranXit 2.0 at its option and expense. It is confirmed and agreed by both parties that in the event Toshiba furnishes its existing licensed end users of TranXit 1.0 with an upgrade to TranXit 2.0, [***] shall be due to Puma from Toshiba for such upgrade. Toshiba agrees to provide sufficient security measures to prevent unauthorized access to either version of TranXit.


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                                          [***] Confidential Treatment Requested

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT

                               EXHIBIT A CONTINUED


SOFTWARE DOCUMENTATION:
The Software Documentation defines the features and functionality of the Licensed Software and may also include promotional material regarding software upgrades or other Puma products or third party accessories determined at Puma's sole discretion. The Software Documentation is the exclusive property of Puma. Toshiba agrees to reprint, at its own expense, and include the following documents with each Preloaded or Bundled copy of the Licensed Software included with each System Unit:

     -    TranXit Quick Reference Guide ( estimate 12 pages )
     -    TranXit Accessories Flyer ( estimate 4 pages )
     -    Puma End User Registration Card ( estimate 1 page )

Puma agrees to provide camera ready copy of each of the documents listed above to Toshiba. Toshiba expressly understands that software upgrades and sales of other Puma products or third party accessories to end users of System Units is an important part of Puma's business and an integral part of the Per Unit Pricing structure granted by Puma in this Agreement, and therefor agrees to include the above documents with each copy of Licensed Software it ships.

SUBSIDIARIES:
1.  Toshiba America Information Systems, Inc.
Address: 9740 Irvine Blvd., Irvine, CA.  92718
Tel: 714-583-3000
Fax: 714-583-3499

2.  Toshiba Europe (I.E.) GmbH
Address: Hammfelddamm 8, 41460 Neuss 1, Germany
Tel: 02131-15801
Fax: 02131-158341

3.  Toshiba Systems (France) S.A.
Address: 7 Rue Ampere 92800 Puteaux, France
Tel: 1-47-282828
Fax: 1-45-062952

4.  Toshiba Info. Syst. Benelux Nevenvestiging van Toshiba Europe GmbH
Address: Rivium Boulevard 41, 2909 LK
Capelle a/d Ijssel, The Netherlands
Tel: 010-4479300
Fax: 010-4470901

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

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT

                               EXHIBIT A CONTINUED


5.  Toshiba Europe (I.E.) GmbH Sucursal en Espana
Address: Parque Empresarial San Fernand Edificio Europa, IA planta Escalera A, 28831 Madrid, Spain
Tel: 1-660-6700
Fax: 1-660-6707

6.  Toshiba Information Systems (UK) Ltd.
Address: Weybridge Business Park Addlestone Road Weybridge,
Surrey, KT 15 2UL United Kingdom
Tel: 0932-84-1600
Fax: 0932-85-2455

7.  Toshiba (Australia) Pty, Ltd.
Address: 84-92 Talavera Road, North Ryde, N.S.W. 2113,
Australia
Tel: 2-887-3322
Fax: 2-805-0501

8.  Toshiba of Canada, Ltd.
Address: 191 McNabb St. Markham, Ontario, L3R 8H2, Canada
Tel: 905-470-3500
Fax: 905-470-3509

9.  Toshiba Info. Syst. (Singapore) Pte., Ltd.
Address: 152 Beach Road, #17-03/04 Gateway East Singapore
0718, Singapore
Tel: 296-5767
Fax: 292-7621

10. Toshiba Data Dynamics Pte., Ltd.
Address: 10 Kallang Sector, Data Dynamics Building, Singapore
1334, Singapore
Tel: 741-8181
Fax: 748-2505

11. Sord Computer Corporation
Address: 20-7, Masago 5-chome, Mihama-ku,
Chiba-shi, Chiba 261, Japan
Tel: 81-43-279-2673
Fax: 81-43-279-2628


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

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT

                               EXHIBIT A CONTINUED


12. Semp Toshiba Amazonas S.A.
Address: Rua 1ca No.500, Distrito Industrial de Suframa,
Manaus, Cep. 69000. Amazonas, Brasil
Tel: (092) 237-2366
Fax: (092) 237-2067

SUPPORT  AND TRAINING RESPONSIBILITIES:
Toshiba shall provide all Level I and Level II support at its own expense. For purposes of this Agreement, Level I support shall mean all technical support and assistance relating to the System Unit or Licensed Software given directly to end users, distributors, OEMs, or customers of System Unit. Level II support shall mean the service rendered by Toshiba relating to System Unit or Licensed Software given directly to end users, distributors, OEMs, or customers of System Unit to analyze or reproduce error(s) in the Licensed Software and to determine if said error(s) are reproducible. Toshiba will further provide training, at its option and expense, for all personnel associated with the sales and support of System Unit. Puma shall provide all Level III support for the Licensed Software only. For purposes of this Agreement, Level III support shall mean all Puma technical support and assistance relating to the Licensed Software given directly to authorized personnel who are the direct employees of Toshiba and are trained in the usage of Licensed Software. Level III support will be provided only during Puma's normal business hours and in the English Language.












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

                          PUMA TECHNOLOGY, INCORPORATED
                           SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT B



PER UNIT ROYALTY PRICING:
Toshiba agrees to pay Puma a Per Unit Royalty for each Unit shipment of the Licensed Software according to the following schedule:

0 through [***] Units                        $ [***] per Unit
[***] through [***] Units                    $ [***] per Unit
[***] through [***] Units                    $ [***] per Unit
[***] through [***] Units                    $ [***] per Unit
[***] and greater Units                      $ [***] per Unit

GUARANTEED MINIMUM PAYMENT:
Toshiba agrees to pay Puma Technology $[***] as a guaranteed minimum payment toward purchase of [***] Units of Licensed Software. Toshiba agrees to make minimum payments according to the following payment schedule:

     net [***] days after Effective Date     $[***] for [***] Units
     [***] 1, [***]                          $[***] for [***] Units
     [***] 1, 1995                           $[***] for [***] Units
     [***], 1996                             $[***] for [***] Units

PAYMENT TERMS:
If any amount is not paid to Puma when due hereunder, Toshiba shall pay to Puma on demand a late fee in an amount not to exceed [***] of such delinquent payment for each month or part thereof from the due date until the date paid; but Toshiba shall have such grace period as may be required by law and the late fee shall not exceed the maximum allowed by law.


MINIMUM VALUE OF AGREEMENT:
$[***]










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                                          [***] Confidential Treatment Requested